EXHIBIT 1


                            AGREEMENT RELATIVE TO THE
                             FILING OF SCHEDULE 13D

         THIS AGREEMENT, made as of the 28th day of April, 1999, by and among Shapiro Capital Management Company Inc., a Georgia corporation (an investment adviser registered under the Section 203 of the Investment Advisers Act of 1940, as amended) (the "Adviser"), The Kaleidoscope Fund, Limited Partnership, a Georgia limited partnership (the "Fund"), and Samuel R. Shapiro, president, director and majority shareholder of the Adviser ("Affiliated Person");

                                   WITNESSETH:

         WHEREAS, the Affiliated Person, the Fund, and the Adviser may all be persons required, pursuant to 17 C.F.R.240.13d-1, to file a statement containing the information required by Schedule 13D with respect to the following Issuer:

                      RAWLINGS SPORTING GOODS COMPANY, INC.
                            CUSIP NO. 754459105; and

         WHEREAS, the Adviser is the General Partner of the Fund; and

         WHEREAS, the Affiliated Person, the Fund, and the Adviser are each individually eligible to use Schedule 13D; and

         WHEREAS, the Affiliated Person, the Fund, and the Adviser are each responsible for the timely filing of said Schedule 13D and any amendments thereto, and for the completion and accuracy of the information concerning each, but not on the behalf of any other, unless any knows or has reason to know that the information concerning any other is inaccurate; and

         WHEREAS, the Schedule 13D attached hereto identifies all the persons and contains the required information with regard to the Affiliated Person, the Fund, and the Adviser so that it may be filed with the appropriate persons, agencies and exchanges on behalf of each of them; and

         WHEREAS, the Affiliated Person, the Fund, and the Adviser desire to file the Schedule 13D attached hereto on behalf of each of them.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree that the Schedule 13D attached hereto shall be executed by the Adviser as General Partner of the Fund and by the Affiliated Person, in his individual capacity and as president of the Adviser, and filed with the appropriate persons, agencies and exchanges, on behalf of all of them.


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         IN WITNESS WHEREOF, the undersigned have executed this Agreement
Relative to the Filing of Schedule 13D as of the day, month and year first above written.


                                  /S/  SAMUEL R. SHAPIRO
                                  ---------------------------
                                  Samuel R. Shapiro, in his
                                  individual capacity and as
                                  president of Shapiro
                                  Capital Management Company,
                                  Inc.


                                  The Kaleidoscope Fund, Limited Partnership

                                  By:  Shapiro Capital Management Company, Inc.
                                           Its:  General Partner

                                  By: /S/  SAMUEL R. SHAPIRO
                                     ------------------------------
                                       Samuel R. Shapiro, President